UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2016
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2016 annual meeting of stockholders on May 26, 2016. At the Company’s annual meeting of stockholders the following matters were submitted to a vote:

•	the election of seven directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; and

•	the approval, on an advisory basis, of the Company’s executive compensation.

As of the record date of March 29, 2016, there were 30,587,738 shares of common stock outstanding and entitled to vote at the meeting. The holders of 28,090,231 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 was ratified, and the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved on an advisory basis.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	23,603,046	869,646	3,617,539
W. Douglas Brown	24,156,861	315,831	3,617,539
Richard E. Goodrich	24,265,875	206,817	3,617,539
Terrence J. Keating	24,240,261	232,431	3,617,539
Steven W. Krablin	23,055,719	1,416,973	3,617,539
Elizabeth G. Spomer	24,238,655	234,037	3,617,539
Thomas L. Williams	24,150,124	322,568	3,617,539

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	27,970,215	101,018	18,998	-

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	23,754,339	669,686	48,667	3,617,539

Consistent with the advisory vote on the frequency of future votes on executive compensation held in 2011, the Company plans to hold an annual advisory vote on executive compensation.

For information on how the votes for the above matters were tabulated, see the Company’s definitive proxy statement used in connection with the annual meeting of stockholders held on May 26, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: May 26, 2016
By: /s/ Matthew J. Klaben Matthew J. Klaben Vice President, General Counsel and Secretary

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